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                                                           EXHIBIT 10.2


                              POSSESSION AGREEMENT

      THIS AGREEMENT made this 26th day of February, 1997 by and among SUMMIT BANK (successor by merger of United Jersey Bank and Summit Bank), a banking corporation organized and existing under the laws of the State of New Jersey, with a location at 750 Walnut Avenue, Cranford, New Jersey 07016 ("Summit"), and EDWARD KAUZ, an individual and BARBARA KAUZ, an individual with an address of 21 Wigwam Road, Locust, New Jersey (herein collectively "Kauz"), and RENAISSANCE EYEWEAR, INC., located at 50 South Avenue, Cranford, New Jersey 07016 (the "Borrower").

                              W I T N E S S E T H:

      WHEREAS, the Borrower and Summit (formerly known as United Jersey Bank and United Jersey Bank/Central, N.A.) are parties to a commercial lending relationship as evidenced by the Amended and Restated Loan and Security Agreement dated December 20, 1994, as amended, modified and extended from time to time (the "Loan Agreement"), pursuant to which Summit made the following loans to Borrower (hereinafter collectively the "Loans" or singularly, a "Loan") and Borrower agreed to repay all such Loans and granted to Summit a security interest in and to certain assets of Borrower, all in accordance with the terms thereof:

1. Revolving Loan of $4,250,000 evidenced by the Amended and Restated Secured Revolving Note dated as of January 31, 1997, as amended, modified and extended from time to time;

2. Term Loan of $760,000 evidenced by the Amended and Restated Secured Installment Note dated June 6, 1996, as amended, modified and extended from time to time; and

3. Term Loan of $265,000 evidenced by a Promissory Note dated September 30, 1992, as amended, modified and extended from time to time;

      WHEREAS, the Loans are all cross collateralized and provide that a default in respect of any one Loan is a default under all of the Loans;

      WHEREAS, there has occurred one or more Events of Default (as defined in the Loan Agreement) on all of the Loans;

      WHEREAS, the Borrower has agreed, pursuant to the provisions of N.J.S.A. 12:9-503 and 12:9-504, to turn over and deliver to Summit the Collateral (as hereinafter defined) pledged to Summit as security for the Loans;
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      WHEREAS, Edward Kauz is the holder of the majority of the voting stock of the Borrower;

      WHEREAS, Summit, the Borrower and Kauz seek to memorialize their agreements concerning the turn over and delivery of possession of the Collateral by this writing; and

      WHEREAS, Edward Kauz is a guarantor of the obligations of Borrower to Summit and the Kauz have pledged certain cash collateral to Summit to secure the obligations of Borrower to Summit;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration the receipt of which is hereby acknowledged, it is agreed as follows:

1. DEFINITIONS:

      For the purposes of this Agreement the following definitions shall apply to the terms set forth below:

      (a) The term "Account", "Account Receivable" or "Accounts Receivable" shall mean, in addition to the definition of account contained in the Uniform Commercial Code of the State of New Jersey, any and all obligations of any kind at any time due and/or owing to Borrower (as defined below) and all rights of Borrower to receive payment or any other consideration (whether classified under the Uniform Commercial Code of the State of New Jersey or any other State as accounts, contract rights, chattel paper, general intangibles, or otherwise) including without limitation, invoices, contract rights, accounts receivable, general intangibles, leases, choses-in-action, notes, drafts, acceptances, instruments and all other debts, obligations and liabilities in whatever form owing to Borrower from any person, firm, governmental authority, corporation or any other entity, all security therefore, and all Borrower's rights to goods sold (whether delivered, undelivered, in transit or returned), which may be represented thereby, whether now existing or hereafter arising, together with all proceeds and products of any and all of the foregoing.

      (b) The term "Agreement" shall mean this Possession Agreement and any modification, amendment or change hereinafter made, in writing, to this Possession Agreement.

      (c) The term "Borrower" shall mean Renaissance Eyewear, Inc., a corporation of the State of New Jersey.

      (d) The term "Collateral" shall mean all assets of Borrower pledged to Summit as security for the Loans, including, but not limited to, the Inventory, Accounts Receivable, General Intangibles, Equipment and Machinery.

      (e) The term "Equipment" shall mean, in addition to the definition thereof contained in the Uniform Commercial Code of the State of New Jersey, all equipment, machinery, fixtures,


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and all other tangible assets, including, but not limited to, any and all computer programs, tapes, discs and data processing software related thereto, and all replacements, repairs, modifications, alterations, additions, controls and operating accessories therefore, all substitutions and replacements therefore, and all accessions and additions thereto and all proceeds and products of the foregoing, whether now owned or hereafter acquired by Borrower.

      (f) The term "General Intangibles" shall mean, in addition to the definition thereof contained in the Uniform Commercial Code of the State of New Jersey, all of the Borrower's now owned or hereafter acquired choses-in-action, causes of action and all other intangible personal property including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, good will, registrations, copyrights, licenses, franchises, customer lists, tax refunds, tax refund claims, insurance claims, rights and claims against carriers and shippers and rights to indemnification.

      (g) The term "Inventory" shall mean, in addition to the definition thereof contained in the Uniform Commercial Code of the State of New Jersey, all goods, merchandise or other tangible personal property held by Borrower for sale or lease or to be furnished under labels and other devices, the names or marks affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof, and all right, title and interest of Borrower therein and thereto, including, but not limited to, any and all computer programs, tapes, discs and data processing software related thereto, all raw materials, work or goods in process or materials and supplies of every nature used, consumed or to be consumed in the Borrower's business, all packaging and shipping materials, and all proceeds and products of any of the foregoing, whether now owned or hereafter acquired by Borrower, and wherever located.

      (h) The term "Loan Documents" shall mean the Amended and Restated Loan and Security Agreement dated December 20, 1994, the Amended and Restated Secured Revolving Note dated as of January 31, 1997 in the initial principal sum of $4,250,000, the Amended and Restated Secured Installment Note dated June 6, 1996 in the initial principal sum of $760,000, and the Promissory Note dated September 30, 1992 in the initial principal sum of $265,000 and related documents, all as amended, modified and extended from time to time by and between Summit and Borrower.

      (i) The term "Machinery" shall mean and include, without limitation, all inanimate mechanisms for utilizing or applying power including the appurtenances thereto used by or for Borrower in the operation of its business and all accessories, substitutions, additions, replacements and parts thereof, whether now owned or hereafter acquired.

      (j) The term "Principals" shall mean Edward Kauz and Barbara Kauz and any other officer, director or shareholder of Borrower.

      (k) The term "Summit" shall mean Summit Bank, a banking corporation organized and existing under the laws of the State of New Jersey with an address at 750 Walnut Avenue, Cranford, New Jersey 07016.


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      (l) The term "Turn Over Collateral" shall mean the Accounts Receivable,
Inventory, Machinery and Equipment, General Intangibles and all other Collateral granted to Summit by Borrower as security for the Loans.

2. AMOUNT DUE:

      Borrower hereby acknowledges and agrees that, as of February 26, 1997, there is due and owing to Summit on the Loans, without offset, counterclaim or defense, the following principal balances, interest and late charges:

      LOANS;
       a)      $4,250,000 Amended and Restated
               Secured Revolving Note:                     $3,067,099.16
       b)      $760,000 Amended and Restated Secured       $  345,094.45
               Installment Note:
       c)      $265,000 Promissory Note:                   $   35,607.47
                                                           -------------
               Amount due:                                 $3,447,801.08

In addition to the balance due on the Loans as set forth above, there is due and owing from the Borrower to Summit all interest, legal fees and expenses, and other charges as provided for under the Loan Documents accruing from the date hereof.

3. DEFAULT AND TURN OVER:

      Borrower hereby acknowledges that one or more Events of Default have occurred under all of the Loans and that Summit has the right to possession of the Collateral under the terms of the Loan Documents and in furtherance thereof Borrower has agreed and does hereby voluntarily deliver to Summit the Turn Over Collateral. It is understood and agreed that, with regard to the Turn Over Collateral, Summit is entitled to exercise all rights and remedies it has under the terms of the Loan Documents, at law or in equity, including the right to sell same in accordance with the provisions of the Uniform Commercial Code as in effect in the State of New Jersey.

4. ACKNOWLEDGMENT AND WAIVER:

      Kauz and the Borrower waive any and all rights they may have under Sections 9-504 and 9-506 of the Uniform Commercial Code of the State of New Jersey, including, without limitation, the right to receive notification of sale of the Collateral. Kauz hereby consent to and approve of the actions contemplated herein, specifically including the delivery of the Collateral to Summit by Borrower. Kauz and Borrower hereby acknowledge that Summit intends to sell the Turn Over Collateral to Diplomat Ambassador, Inc. or another third party at a private sale and hereby consent to and approve of any actions taken by Summit in furtherance thereof.


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5. LOAN AGREEMENTS REMAIN IN FULL FORCE AND EFFECT:

      Acceptance of the Turn Over Collateral by Summit shall not discharge, release, extinguish or operate as a compromise of the Loans or of Borrower's or any guarantor's obligations to Summit. The Loan Documents shall remain in full force and effect.

6. INDEMNIFICATION:

      For acts from and after the date of this Agreement, Borrower and Edward Kauz will, and hereby do, indemnify Summit and any of its officers, directors, employees or agents and hold them harmless, jointly and severally, against any liability whatsoever (including environmental liability but excluding acts of willful misconduct or gross negligence) incurred by it or them resulting from Summit's accepting possession of the Turn Over Collateral, and any actions taken in respect of or affecting the Turn Over Collateral, including but not limited to damage to or destruction of the Turn Over Collateral from any agency, diminution in value to the Turn Over Collateral, personal injury to any person or injury to property and all of their expenses such as court costs and reasonable attorneys fees incurred in connection with having accepted possession of the Turn Over Collateral.

7. RELEASE:

      Borrower and Kauz hereby, jointly and severally, waive and relinquish any and all claims, causes of action, damages and demands whatsoever, whether known or unknown, at law or in equity, that they have or may claim to have against Summit, arising out of, or resulting from their lending relationship with Summit or its predecessors United Jersey Bank and United Jersey Bank/Central, N.A., including, but not limited to the Loan Documents.

8. GUARANTY; CASH COLLATERAL AND OTHER TURNOVER COLLATERAL:

      It is specifically understood and agreed that the guaranty of Edward Kauz and the pledge of the cash collateral by Kauz shall remain in full force and effect. Without in any way limiting the generality of the immediately preceding sentence, to the extent that the sale of any of the Turn Over Collateral to Diplomat Ambassador, Inc. or any other third party shall be challenged or reversed by any court of competent jurisdiction or should any payment or other value received by Summit of any of the obligations due under the Loan Documents be rescinded or otherwise returned by Summit, Edward Kauz's obligations under said guaranty and the pledge of the cash collateral by Kauz shall remain in full force and effect or be reinstated, if previously terminated. It is further agreed that the cash collateral pledged by Kauz to Summit, together with all other Turn Over Collateral, if any, that is not sold by Summit to Diplomat Ambassador, Inc. or another third party, shall continue to be held by Summit for a period of 93 days from the date hereof. If by the 93rd day from the date hereof, no action has been instituted to set aside the sale of the Turn Over Collateral or otherwise effect said sale, Summit shall return said cash collateral to Kauz and said other Turn Over Collateral not previously sold, if any, to the Borrower.


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9. RELIEF FROM AUTOMATIC STAY:

      To induce Summit to enter into this Agreement, Borrower hereby acknowledges that it has no equity in the Turn Over Collateral in excess of the indebtedness owed to Summit under the Loans and that upon filing of a petition in bankruptcy by or against Borrower, Summit shall thereupon be entitled to relief from the Automatic Stay imposed by 11 USC ss.362 or otherwise, and Borrower hereby irrevocably consents to relief from any Automatic Stay imposed and the exercise of the rights and remedies otherwise available to Summit under the Loan Documents, at law or in equity, and Borrower hereby waives any objections that it may have to any such relief.

10. BINDING EFFECT:

      This Agreement is binding upon and inures to the benefit of, and is enforceable by the parties, their heirs, executors, legal representatives, successors and assigns.


11. WAIVER OF JURY DEMAND:

      SUMMIT, BORROWER AND KAUZ HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENTS BETWEEN THEM RELATED TO THIS AGREEMENT.

12. ENTIRE AGREEMENT:

      This Agreement sets forth the entire, final and complete agreement and understanding of the parties with respect to the subject matter contained herein; any and all prior discussions, negotiations and understandings related to the matters referred to herein are hereby merged into this Agreement; provided however nothing contained herein shall be deemed a waiver of any rights granted to Summit under the Loan Documents and all such agreements remain in full force and effect except as herein specifically modified.

13. APPLICABLE LAW/JURISDICTION:

      (a) This Agreement shall be governed, interpreted and enforced in accordance with the laws of the State of New Jersey.

      (b) The parties hereto hereby consent to the jurisdiction in the Courts of the State of New Jersey or of the Federal District Court for the District of New Jersey and agree that no defense of forum non conveniens shall be asserted in any action brought in such courts.


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      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their authorized corporate officers and caused their hands and seals to be affixed hereto the date and year first written above.

                                         SUMMIT BANK


                                         /s/ Frederick C. Scogno
                                         -------------------------------------
                                         By: Frederick C. Scogno, Vice President


ATTEST:                                  RENAISSANCE EYEWEAR, INC.

                                         /s/Edward Kauz
------------------------------------     -------------------------------------
By: Barbara Kauz, Secretary              By: Edward Kauz, President


WITNESS

/s/ Michael Turner                       /s/ Edward Kauz
------------------------------------     -------------------------------------
Michael Turner, Esq.                     EDWARD KAUZ, Individually and as the
                                         holder of the majority voting stock of
                                         Renaissance Eyewear, Inc.

WITNESS:

/s/ Michael Turner, Esq.
------------------------------------     -------------------------------------
Michael Turner, Esq.                     BARBARA KAUZ, Individually


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their authorized corporate officers and caused their hands and seals to be affixed hereto the date and year first written above.

                                         SUMMIT BANK

                                         /s/ Frederick C. Scogno
                                         -------------------------------------
                                         By: Frederick C. Scogno, Vice President


ATTEST:                                  RENAISSANCE EYEWEAR, INC.

/s/ Barbara Kauz                         /s/Edward Kauz
------------------------------------     -------------------------------------
By: Barbara Kauz, Secretary              By: Edward Kauz, President

WITNESS

 /s/ Mercedes Rodriquez                  /s/ Edward Kauz
------------------------------------     -------------------------------------
Mercedes Rodriquez                       EDWARD KAUZ, Individually and as the
Notary Public of New Jersey              holder of the majority voting stock of
My Commission Expires July 7, 1998       Renaissance Eyewear, Inc.

Sworn to and subscribed before me
this 26th day of Febuary 1997

WITNESS:


                                         /s/ Barbara Kauz
------------------------------------     -------------------------------------
                                         BARBARA KAUZ, Individually


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